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                                 VALIC COMPANY I
                 SUPPLEMENT TO PROSPECTUS DATED OCTOBER 1, 2006

                       CALL OF SPECIAL SHAREHOLDER MEETING

On July 18, 2007, the Board of Directors ("Board") of VALIC Company I ("VC I") approved the call of a special shareholder meeting to be held on November 9, 2007, for the following purposes:

     - To approve an arrangement that would permit the Board to terminate, replace or add sub-advisers or modify sub-advisory agreements without shareholder approval, with respect to the following VC I funds: Broad Cap Value Income Fund, Capital Conservation Fund, Foreign Value Fund, Global Equity Fund, Global Strategy Fund, Large Cap Core Fund, Large Capital Growth Fund, Mid Cap Strategic Growth Fund, Small Cap Special Values Fund, Small Cap Strategic Growth Fund, and VALIC Ultra Fund; and

     - To approve a new investment sub-advisory agreement between The Variable Annuity Life Insurance Company and American Century Global Investment Management, Inc. ("American Century Global") with respect to the
         VALIC Ultra Fund.

If you own an interest in any of these funds as of August 17, 2007, you will receive a proxy statement that describes each proposal and you will be asked to vote on the proposals with respect to the funds that you own. The proxy statement will be mailed to participants in September 2007.

With respect to the second proposal, the Board approved the restructuring of the VALIC Ultra Fund such that it will be managed by three portfolio management teams each with a distinct investment strategy: a Growth Strategy, a Disciplined Growth Strategy and a Global Growth Strategy. In connection with this change, the Board approved, contingent on the participants' approval, the addition of American Century Global as the sub-adviser responsible for managing the Global Growth Strategy. American Century Investment Management, Inc., the fund's current sub-adviser and an affiliate of American Century Global, will manage the Growth and Disciplined Growth Strategies. Although the VALIC Ultra Fund's principal investment strategy will change, the fund's principal investment objective will not change and the fund will continue to invest in large-cap growth companies.

In addition, if participants approve the second proposal, the Fund will no longer be managed in a similar manner as the American Century Ultra Fund and, as a result, the fund's name will change to the "VALIC Growth Fund." If approved by participants, these changes will become effective on or about December 10, 2007.

DATE:  JULY 19, 2007
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                                 VALIC COMPANY I
                              SOCIAL AWARENESS FUND

       Supplement dated July 19, 2007 to Prospectus dated October 1, 2006

             IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

On July 18, 2007, the Board of Directors ("Board") of VALIC Company I ("VC I") approved a name change for the Social Awareness Fund (the "Fund") and certain changes to the Fund's principal investment strategies consistent with this name change. THE FOLLOWING CHANGES WILL BE EFFECTIVE ON OCTOBER 1, 2007.

NAME CHANGE. The Fund's name will change to the "Global Social Awareness Fund."

INVESTMENT POLICY CHANGE. The Fund's investment policy currently reads as follows: "The Fund invests, under normal circumstances, at least 80% of net assets in the common stocks of U.S. companies meeting the Fund's social criteria." This policy may be changed by the Board without shareholder approval provided written notice is provided 60 days in advance of such change. The Board approved a revised policy, to read as follows:

     "The Fund invests, under normal circumstances, at least 80% of the net assets in the common stocks of U.S. and foreign companies meeting the Fund's social criteria."

It is further intended that, under normal circumstances, the Fund will invest approximately 50% of the net assets in foreign securities. The subadviser may, in its discretion, change the allocation of the Fund's assets between foreign and domestic equity securities, provided that the Fund will not invest in excess of 60% of its net assets in foreign securities.